                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 1998
                                                  -----------------

                             Merrill Lynch & Co., Inc.
                         ---------------------------------
                (Exact name of Registrant as specified in its charter)

     Delaware                         1-7182                 13-2740599
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(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

      World Financial Center, North Tower, New York, New York 10281-1220
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     Exhibits are filed herewith in connection with the Registration
Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities, Subordinated Debt Securities and Warrants issuable under an indenture dated as of April 1, 1983 and restated as of April 1, 1987, as amended and supplemented as of January 30, 1998 by the Eleventh Supplemental Indenture between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (collectively, the "Indenture"). The Company will offer 2,012,500 of its Structured Yield Product Exchangeable for Stock 7 7/8% STRYPES Due February
1, 2001 Payable with Shares of Common Stock of CIBER, Inc. ("STRYPES"). The exhibits consist of the form of Purchase Agreement, Registration Agreement, Indenture, STRYPES Certificate and Forward Purchase Contract relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                   EXHIBITS

1(a)   - Purchase Agreement among the Company, Bobby G. Stevenson, individually and as settlor, beneficiary and trustee of the 1998 Bobby G. Stevenson Revocable Trust (the "Contracting Stockholder") and the Underwriter.

1(b)   - Registration Agreement among the Company, CIBER, Inc., and the
         Underwriter.

4(a)   - Senior Indenture, dated as of April 1, 1983, as amended and restated, between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), incorporated herein by reference to Exhibit 99(c) to Registrant's Registration Statement on Form 8-A dated January 23, 1998.

4(b)   - Eleventh Supplemental Indenture to the Senior Indenture between the
         Company and The Chase Manhattan Bank, formerly Chemical Bank (successor by merger to Manufacturers Hanover Trust Company).

4(c)   - Certificate representing the STRYPES.

                                      2


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10     - Forward Purchase Contract among the Company, Merrill Lynch Mortgage
         Capital Inc., the Contracting Stockholder and The Bank of New York relating to shares of CIBER Common Stock.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERRILL LYNCH & CO., INC.
                                              --------------------------
                                                      (Registrant)

                                              By: /s/ Gregory T. Russo
                                                  ----------------------
                                                  Gregory T. Russo
                                                  Secretary

Date: January 30, 1998

                                      3


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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 30, 1998





                                                   Commission File Number 1-7182


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                                  EXHIBIT INDEX

Exhibit
Number                                                                      Page
--------                                                                    ----

1(a)    -   Purchase Agreement among the Company, Bobby G. Stevenson,
            individually and as settlor, beneficiary and trustee of the 1998 Bobby G. Stevenson Revocable Trust (the "Contracting
            Stockholder") and the Underwriter.

1(b)    -   Registration Agreement among the Company, CIBER, Inc., and the Underwriter.

4(a)    -   Senior Indenture, dated as of April 1, 1983, as amended and restated, between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), incorporated herein by reference to Exhibit 99(c) to Registrant's Registration
            Statement on Form 8-A dated January 23, 1998.

4(b)    -   Eleventh Supplemental Indenture to the Senior Indenture
            between the Company and The Chase Manhattan Bank, formerly
            Chemical Bank (successor by merger to Manufacturers Hanover
            Trust Company).

4(c)    -   Certificate representing the STRYPES.

10      -   Forward Purchase Contract among the Company, Merrill Lynch
            Mortgage Capital Inc., the Contracting Stockholder and The
            Bank of New York relating to shares of CIBER Common Stock.